                                                           EXHIBIT 10.18



                             STOCK PURCHASE AGREEMENT


    This Stock Purchase Agreement (the "Agreement") is made effective as of this 17th day of May, 1996, by and among Claremont Technology Group, Inc. (the "Company"), the shareholders of the Company set forth on the Schedule of Selling Shareholders attached hereto as Exhibit A (the "Shareholders"), Paul J. Cosgrave, and the investors listed on the Schedule of Investors attached hereto as Exhibit B (the "Investors").

    1. PURCHASE AND SALE OF THE SHARES. Each Shareholder sells, conveys, transfers and delivers to the Investors all of the Shareholder's right, title, and interest in and to the number of Shares (collectively, the "Shares") set forth opposite each Shareholder's name on the Schedule of Stock Purchases attached hereto as Exhibit C for the price per share so indicated on the Schedule of Stock Purchases, and each Investor hereby purchases and accepts the number of Shares set forth opposite each Investor's name on the Schedule of Stock Purchases. In consideration of the transfer and sale of the Shares to each Investor, such Investor shall pay to the Shareholders the amounts set forth next to each Investor's name on the Schedule of Stock Purchases (the "Costs").

    2. PAYMENT FOR SHARES. Each Investor shall pay the Costs for the Shares to the trust account established for the benefit of the Shareholders, pursuant to the trust agreement attached hereto as Exhibit D (the "Trust Agreement") via wire transfer upon execution of this Agreement and receipt by the Trustee under the Trust Agreement (the "Trustee") of certificates representing at least the number of Shares sold by such Shareholders to the Investors hereby (the "Certificates"). The Trustee will distribute to each Investor certificates representing the aggregate number of shares purchased by each Investor hereunder, and will distribute to each Shareholder checks or wire transfers representing the proceeds from the aggregate number of shares sold by each Shareholder hereunder, as provided in the Trust Agreement.

    3. TRANSFER OF SHARES. Upon execution of this Agreement, each Shareholder shall deliver to the Trustee Certificates, along with such further instructions, consents, or instruments as the Company or its transfer agent may require to record the transfer of Shares to each Investor in the amounts purchased hereby, as reflected on the Schedule of Stock Purchases, on the books of the Company and to issue new certificates to each Investor evidencing such shares.

    4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the Schedule of Exceptions, attached hereto as Exhibit E, which has been delivered to each Investor prior to Investor's execution hereof, the Company hereby represents and warrants to each Investor as follows:

         4.1 ORGANIZATION AND STANDING; ARTICLES AND BYLAWS. The Company is a corporation duly organized and active under the laws of the State of Oregon. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company's business. The Company has furnished counsel to the Investors with true, correct and complete copies of its Articles of Incorporation and Bylaws, as presently in effect.

         4.2 CORPORATE POWER. The Company has or will have at the Closing (as defined in Section 4.5 herein) all require corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

         4.3 SUBSIDIARIES. The Company has no subsidiaries and does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association or business entity.

         4.4 CAPITALIZATION. Immediately prior to the Closing, the Company's authorized capital stock will consist of (a) 25,000,000 shares of Common Stock (the "Common Stock"), of which 4,799,498 shares are issued and outstanding and
(b) 10,000,000 shares of Preferred Stock (the "Preferred Stock"), of which no shares will be issued and outstanding. All the aforesaid issued and authorized shares are duly authorized, validly issued, fully paid and nonassessable and have been issued by the Company in compliance with applicable federal and state securities laws. The Company has authorized and reserved 5,200,000 shares of As Common Stock for issuance pursuant to its 1992 Stock Incentive Plan and its 1996 Stock Option Plan for Nonemployee Directors, including 3,159,010 shares subject to currently outstanding options.

         Other than as described in this Section 4.4 there are no other currently outstanding preemptive or conversion rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition from the Company of any shares of its capital stock. To the best of the Company's knowledge, no shareholder has granted a third party any option or other right to purchase any shares of Common Stock from such shareholder.

         4.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement has been taken or will be taken prior to the date the purchase and sale of Common Stock contemplated by this Agreement is consummated (the "Closing").

         4.6 LITIGATION. There are no actions, suits, proceedings or investigations pending, or to the Company's knowledge, claims asserted (or any basis therefor or threat thereof), to which the Company is a party or its property is subject, which might result in any material adverse change in the business or financial condition of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted, or in any material liability on the part of the Company, and none which questions the validity of this Agreement or any action taken or to be taken in connection herewith.

         4.7 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of any term of its Articles or Bylaws nor, to the best of its knowledge, any material term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company.

         4.8 REGISTRATION RIGHTS. At the Closing, except as provided for in the Retirement and Severance Agreement by and between the Company and Steve Darrow dated March 15, 1996, and as provided in Section 7 of this Agreement, the Company will not be under any obligation to register (as defined in Section 7 of this Agreement) any of its currently outstanding securities or any of its securities which may hereafter be issued.

         4.9 DISCLOSURE. To the best of the Company's knowledge, the Agreement (including the exhibits hereto), when taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made.

         4.10 AFFILIATE STATUS. Based on the Shareholder's representations herein and the best of the Company's knowledge, the Company will not treat the Shareholders, except for Steven L. Darrow and Jerry L. Stone, as having been Affiliates as of the date of this Agreement, as Affiliate is defined under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (an "Affiliate") with respect to the transfer of Shares.

    5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each Shareholder separately represents and warrants to each Investor and the Company as follows:

         5.1  OWNERSHIP; POWER TO TRANSFER.

              (a) To the best of Shareholder's knowledge, the Shares sold by the Shareholder pursuant to this Agreement have been validly issued by the Company and are fully paid and nonassessable.

              (b) The Shareholder has the absolute and unrestricted right, power and authority to sell, transfer and assign the Shares to the Investors pursuant to this Agreement.

              (c) The delivery of the Shares to Investors as contemplated by this Agreement will transfer to Investors good, valid and absolute title to the Shares, free and clear of all liens and encumbrances whatsoever, except those that may be created by the Investors themselves. There are no agreements relating to or restricting the voting, ownership or disposition of the Shares.

         5.2 AFFILIATE STATUS. Each Shareholder, except Steven L. Darrow and Jerry L. Stone, represents that he or she (i) is not an Affiliate and (ii) received his or her Shares from Steven L. Darrow on January 16, 1995.

         5.3 GENERAL SOLICITATION. Each Shareholder, including any persons acting on his or her behalf, has not offered to sell the Shares by any form of general solicitation or general advertising as those terms are defined in the Securities Act of 1933, as amended.

         5.4 DISCLOSURE. Each Shareholder is not aware of any facts existing as of the date hereof pertaining to the Company which have not been disclosed to the Investors in writing which, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations, assets, liabilities, prospects or business of the Company as a whole.

    6. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor separately represents and warrants to each Shareholder and the Company as follows:

         6.1 INVESTMENT INTENT. Each Investor is acquiring the Shares purchased by him pursuant to this Agreement for his own account for investment purposes and without a view toward resale thereof in connection with any distribution within the meaning of the Securities Act, and will not transfer the Shares in violation of the Securities Act or the rules and regulations thereunder or applicable state securities laws. Each Investor understands and acknowledges that (i) none of the Shares has been registered under the Securities Act, or the laws of any state; (ii) there is not now, and there is no guarantee that there ever will be a public market in the Company's Common Stock or other securities; and (iii) the certificates representing Shares will bear, among other legends required by agreement or law, a restrictive legend prohibiting the transfer of the such shares except in compliance with applicable Federal and state securities laws.

         6.2 SOPHISTICATION. Each Investor is an "accredited investor" within the meaning of Regulation D of the Securities Act of 1933, as amended. Each Investor is capable of evaluating the merits and risks of the investment in the Shares, has the capacity to protect its own interests, and is financially able to bear the risk of loss of its entire investment in the Shares.

         6.3 ACCESS TO INFORMATION; ACKNOWLEDGMENT OF RISKS. Each Investor has had adequate access to information concerning the Company, its financial condition and business operation and has had the opportunity to make inquiries into matters it deemed important in arriving at its decision to invest in the Shares. Each Investor acknowledges that the purchase of the Shares constitutes a risky and highly speculative investment.

         6.4 NOT AN AFFILIATE OF THE COMPANY. Each Investor is not now, and has not been in the last three months, an Affiliate of the Company. Each Investor is acting independently and not in concert with respect to ownership of the Shares.

         6.5 GENERAL SOLICITATION. Each Investor, including any persons acting on his or her behalf, has not offered to buy the Shares by any form of general solicitation or general advertising as those terms are defined in the Securities Act of 1933, as amended.

         6.6 AUTHORIZATION. All action on the part of each Investor necessary for the authorization, execution, delivery and performance by such Investor of this Agreement has been taken or will be taken prior to the Closing.

    7.   REGISTRATION RIGHTS.

         7.1 "REGISTER," "REGISTERED," AND "REGISTRATION" means a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

         7.2 "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Section 7 of this Agreement, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel Or the Company, and blue sky fees and expenses.

         7.3 "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

         7.4 "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale of securities of a holder and all fees and disbursements of counsel for such holder.

         7.5 "SHARES" means, in this Section 7, Shares as defined in Section 1 hereto, and any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Shares.

         7.6  COMPANY REGISTRATIONS.

              7.6.1 BEST EFFORTS CO-REGISTRATION RIGHTS. If at any time the Company determines to register any of its common stock for sale to the general public solely for cash on a form that would also permit sale of some or all of the Shares, the Company will (i) promptly give each holder of Shares written notice thereof and (ii) use its best efforts to include in such registrations and in any related underwriting all Shares specified in a written request by any Investor (which request shall state the intended method of distribution of the securities), received by the Company within 15 business days after receipt of such written notice from the Company by any Investor, except as set forth in subsection 7.6.2 below.

              7.6.2 UNDERWRITTEN OFFERINGS. If the registration of which the Company gives notice under this Section in 7.6 is for a registered public offering involving an underwriting, the Company will so advise the Investor as a part of the written notice given to such Investor pursuant to subsection 7.6.1 above. In such event the right of any Investor to registration pursuant to this
Section 7 will be conditioned on such Investor's participation in such underwriting and the inclusion of such Investor's Shares in the underwriting to the extent provided herein. All Investors proposing to distribute Shares through such underwriting will (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 7, if the underwriter of the offering determines that marketing factors require a limitation on the number of Shares to be sold for the account of Investors, the Company will be required to include in the relevant offering and registration under this Section 7 only so many of such shares in addition to any shares of common stock to be offered by the Company as the underwriter believes in good faith would not adversely affect the distribution of the securities to be offered and registered (the shares so included to be apportioned pro rata among all participating security holders, including participating Investors, according to their respective holdings of shares).

         7.7  EXPENSES.

              7.7.1 INCREMENTAL EXPENSES. All incremental Registration Expenses incurred as a result of any Shares being included in a registration pursuant to Section 7.6 shall be borne by the Investors on a pro rata basis according to the number of Shares included in such registration.

              7.7.2 SELLING EXPENSES. All Selling Expenses shall be borne by the holder of the securities so registered.

              7.7.3 COMPLIANCE WITH LAW. Notwithstanding any other provision of this Section 7.7, the provisions of this Section 7.7 shall be deemed amended to incorporate and comply with the provisions of any applicable state securities laws, regulations, and administrative policies.

         7.8  PROCEDURES.  Whenever required under Section 7.6 of this
Agreement to use its best efforts to effect the registration of any of the Company's securities, the Company will, as expeditiously as reasonably possible:

              7.8.1 REGISTRATION STATEMENT. Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its earnest and diligent efforts to cause such registration statement to become and remain effective;

              7.8.2 AMENDMENTS AND SUPPLEMENTS. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

              7.8.3 FURNISH PROSPECTUS. Furnish to each Investor with respect to whom securities are included in such registration statement a prospectus and such other documents as the Investor reasonably may require to facilitate the disposition of such securities;

              7.8.4 LOCAL JURISDICTIONS COMPLIANCE. Use its earnest and diligent efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as reasonably are appropriate for the distribution of the securities covered by such registration statement; provided, however, that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any state or jurisdiction unless the Company is already subject to service in such jurisdiction and provided further that in connection with any proposed registration, the Company will in no event be obligated to cause any such registration to remain effective for more than 180 days;

              7.8.5 NOTICE OF EFFECTIVENESS. Notify each Investor with respect to whom securities are included in such registration statement, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

              7.8.6 NOTICE OF COMMISSION REQUEST. Notify each Investor with respect to whom securities are included in such registration statement of any request by the Securities and Exchange Commission for the amending or supplementing of such registration statement or prospectus or for additional information; and

              7.8.7 ADVICE OF STOP ORDERS. Advise each Investor with respect to whom securities are included in such registration statement, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for such purpose and promptly use its earnest and diligent efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         7.9 INFORMATION FROM INVESTOR. Each Investor whose Shares are included in any registration under Section 7.6 of this Agreement will promptly furnish in writing to the Company such information regarding such Investor and the distribution proposed by such Investor as the Company may request in writing and as may be required in connection with any registration, qualification, or compliance referred to in Section 7.6 and to execute such documents in connection with such registration as the Company may reasonably request. Each Investor shall furnish any information required by this section 7.9 within 15 business days of the Company's written request therefor.

         7.10 STAND-OFF AGREEMENT. Each Investor hereby agrees that, if requested by the Company and an underwriter of securities of the Company, such Investor will not directly or indirectly sell, offer to sell, contract to sell, grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by such Investor other than pursuant to the registration statement during the period required by the Underwriters following and including the effective date of a registration statement for the Company's initial underwritten public offering, which period shall not, absent the subsequent approval of the Investor concerned, exceed 180 days, provided, however, that such Investor's agreement in this Section 7.10 will only apply with respect to the Company's initial underwritten public offering and will only apply if all officers and directors of the Company enter into similar agreements in writing in a form satisfactory to the Company and such underwriter covering shams of the common stock (or other securities) owned by them, and for the same post-effective period. Notwithstanding the foregoing, the stand off agreement contemplated by this Section 7.10 will not include shares purchased in the initial public offering or in the public market thereafter. The

Company may impose stop transfer instructions with respect to the securities subject to the restriction in this Section 7.10 until the end of the stand-off period.

         7.11    INDEMNIFICATION IN CONNECTION WITH REGISTRATION.

              7.11.1. COMPANY'S INDEMNIFICATION OBLIGATION. If any of the Shares are registered, to the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any person who controls any selling Investor within the meaning of the Securities Act, any underwriter for a selling Investor and any person who controls such underwriter within the meaning of the Securities Act (collectively with the underwriter, a "Participating Underwriter") against any losses, claims, damages, or liabilities, joint or several, to which any Investor, controlling person, or Participating Underwriter may be subject under the Securities Act or otherwise; and it will reimburse each Investor, each controlling person, and each Participating Underwriter for any legal or other expenses reasonably incurred by the Investor, controlling person, or Participating Underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action, insofar as such losses, claims, damages, or liabilities, joint or several (or actions in respect thereof), arise out of or are based upon any of the following statements, omissions or violations (collectively or separately, a "Violation"): (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any such registration statement or any preliminary prospectus or final prospectus, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") any sate securities law, or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; provided, however, that the Company will not be liable in any case to the extent that any loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement, preliminary prospectus, final prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by an Investor for use in the preparation thereof and provided further, that if any losses, claims, damages or liabilities arise out of or are based upon any untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to (i) the selling Investor or any person who controls such selling Investor within the meaning of the Securities Act, if the selling Investor delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person or (ii) any Participating Underwriter, if such Participating Underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented to such person at or prior to the written confirmation of the sale to such person. The indemnity agreement contained in this subparagraph 7.11.1 shall not apply to amounts paid to any claimant in settlement of any suit or claim unless such payment is first approved by the Company, such approval not to be unreasonably withheld.

              7.11.2 INVESTOR'S INDEMNIFICATION OBLIGATION. Each selling Investor, to the extent permitted by law and as a condition of the Company's registration obligation, will indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who have signed any registration statement or other filing or any amendment or supplement thereto, any person who controls the Company within the meaning of the Securities Act, each other Selling Investor or any other person participating as a selling shareholder in the registration (collectively, a "Selling Shareholder"), any person who controls any such Selling Shareholder within the meaning of the Securities Act, and any Participating Underwriter against any losses, claims, damages, or liabilities to which the Company or any such director, officer, Selling Shareholder, Participating Underwriter or controlling person may become subject under the Securities Act or otherwise, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder, Participating Underwriter, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any Violation but only to the extent that such Violation was made in said registration statement, preliminary or final prospectus, or other filing, or amendment or supplement, in reliance upon and in conformity with written information furnished by such Investor for use in the preparation thereof; provided, however, that the indemnity agreement contained in this subparagraph 7.11.2 shall not apply to amounts paid to any claimant in settlement of any suit or claim unless such payment is first approved by the Investor, such approval not to be unreasonably withheld.

         7.11.3 NOTICE. Promptly after receipt by an indemnified party under subparagraphs 7.11.1 or 7.11.2 above of written notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, deliver to the indemnifying party written notice of the commencement thereof. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend the action, shall relieve the indemnifying party of any liability to the indemnified party pursuant to this Section 7.11 but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subparagraphs 7.11.1 or 7.11.2.

         7.11.4 PARTICIPATION IN DEFENSE. If any such action is brought against any indemnified party and it notifies in writing an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         7.12 LIMITS ON REGISTRATIONS. The rights of all Investors to cause the Company to register their Shares under this Section 7 shall expire following the third offering for which the Company has provided the opportunity as specified in Section 7.7.1. The Investors hereby agree and acknowledge that they have been notified of the Company's currently proposed registration and have elected not to have any shares held by such Investor in the registration, provided that such registration must become effective and the offering contemplated thereby must close no later than September 15, 1996.

         7.13 DEMAND REGISTRATION RIGHTS. In addition to the Company registration rights provided for herein; the Company covenants that it will grant Investors two demand registration rights with respect to their Shares, which demand registration rights are the same as the demand registration rights to be granted to the Sprout Group, with the principal terms as described in
Section 4.8 to the Schedule of Exceptions (Exhibit E hereto) (except that the minimum numbers of Shares required for the Investors to exercise the Investors' demand registration rights shall be 227,500 Shares) and with such other terms with respect to such demand registration rights as may be contained in the final written agreement between the Company and the Sprout Group.

    8. INFORMATION AND INSPECTION RIGHTS. The Company hereby covenants and agrees, so long as each Investor owns any Shares or any shares of Common Stock issued upon conversion of the Shares, as follows:

         8.1 BASIC FINANCIAL INFORMATION. The Company will furnish to each Investor as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and sources and applications of funds of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by an independent public accountant of recognized national standing selected by the Company.

         8.2 ADDITIONAL INFORMATION. The Company will permit any Investor to visit, at such Investor's expense, and inspect any of the properties of the Company, including its books of account and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such Investor may reasonably request. In addition, the Company will deliver the reports described below in this Section 8.2 to each such Investor:

              (a) As soon as practicable after the end of each month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such month, and consolidated statements of income and of sources and applications of funds of the Company and its subsidiaries, for each month and for the current fiscal year of the Company to date, prepared in accordance with generally accepted accounting principles consistently applied, excluding changes resulting from year-end audit adjustments and footnotes, certified by the principal financial or accounting officer of the Company;

              (b) An soon as available (but in any event within sixty (60) days after the commencement of its fiscal year) a summary of the financial plan of the Company for the fiscal Year as contained in its operating plan approved by the Company's Board of Directors, and any material changes in such financial plan shall be submitted as promptly as practicable after such changes have been approved by the Board of Directors; and

              (c) With reasonable promptness, such other information and data with respect to the Company and its subsidiaries as any such person may from time to time reasonably request.

Each Investor agrees that any information obtained by such Investor pursuant to this Section 8 which is identified by the Company as being proprietary to the Company or otherwise confidential will not be disclosed without the prior written consent of the Company. Each Investor further acknowledges and understands that any information so obtained which may be considered "inside" non-public information will not be utilized by such Investor in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal anti-fraud statutes. The provisions of this
Section 8.2 shall not be in limitation of any rights which such Investor may have with respect to the books and records of the Company, or to inspect its properties or discuss its affairs, finances and accounts, under the laws of the jurisdictions in which it is incorporated.

         8.3 TERMINATION OF COVENANTS. The covenants of the Company set forth in this Section 8 shall terminate in all respects on the date of the closing of an initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock.

    9.   CONDITIONS TO CLOSING.

         9.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement shall be true and correct in all respects when made and shall be true and correct in all respects on the Closing Date.

         9.2 OPINION OF COMPANY'S COUNSEL. The Investors shall have received from the Company's counsel an opinion addressed to the Investors, dated the Closing Date and in substantially the form attached hereto as Exhibit F.

         9.3 CERTIFICATES. The Company shall deliver to the Trustee stock certificates in such denominations and registered in such Investor's name as se forth on the Schedule of Investors.

         9.4 OPINION OF INVESTORS' COUNSEL. The Company shall have received from Wilson Sonsini Goodrich & Rosati, counsel to the Investors, an opinion addressed to the Company, dated the Closing Date and in substantially the form attached hereto as Exhibit G.

    10.  GENERAL PROVISIONS.

         10.1 This Agreement shall be governed by the internal laws of the State of Oregon.

         10.2 This Agreement represents the entire agreement among the parties with respect to the purchase and sale of the Shares and may only be modified or amended in writing signed by all parties. The rights and obligations of the parties under this Agreement may not be assigned except as expressly provided for herein.

         10.3 Any party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement, The rights granted the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to him under the circumstances.

         10.4 The parties agree upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

         10.5 This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         10.6 Steven L. Darrow, Jerry L. Stone and Paul J. Cosgrave hereby agree to terminate the Voting and Co-Sale Agreement dated May 4, 1994, and that such agreement shall have no further force and effect on or after the date hereof.

                                      EXHIBIT A
                                      ---------
                           SCHEDULE OF SELLING SHAREHOLDERS

                        NUMBER OF
                        SHARES SOLD AT A   NUMBER OF SHARES
                        PRICE OF           SOLD AT A PRICE OF    TOTAL NUMBER OF
NAME OF SHARE HOLDERS   $9.50 PER SHARE    $12.00 PER SHARE      SHARES SOLD
- ---------------------   ----------------   ------------------    ---------------

1. Steven L. Darrow           400,000              200,000            600,000

2. Dawn C. Darrow              66,667               33,333            l00,000

3. Brett H. Darrow             66,667               33,333            100,000

4. Jerry L. Stone              70,000                    -             70,000

5. Judy L. Smith               30,000               10,000             40,000


Total                         633,334              276,666            910,000

                                  EXHIBIT B
                                  ---------
                             SCHEDULE OF INVESTORS

Name of Investor                                           Total Amount Invested
- ----------------                                           ---------------------

Technology Crossover Ventures, L.P.                                $2,721,163.00


Technology Crossover Ventures, C.V.                                  $215,503.00

101 Eisenhower Parkway
Roseland, NJ 07068
Attention: Robert C. Bensky
Phone:  (201) 228-2234
Fax     (201) 228-2206

with a copy to:

Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA 94301
Attention: Richard H. Kimball
Phone:  (415) 614-8220
Fax:    (415) 614-8222

Henry L. Hillman, C. G. Grefenstette & Elsie Hilliard                $750,000.50
Hillman Trustees of the Henry L. Hillman Trust
U/A/T dtd. 11/18/85

C.G. Grefenstette and Thomas G. Bigley                               $249,999.50
Trustees U/A/T dated 12/30/76 for the
Children of Audrey Hillman Fisher

C.G. Grefenstette and Thomas G. Bigley                               $249,999.50
Trustees U/A/T dated 12/30/76 for the
Children of Henry Lea Hillman, Jr.

C.G. Grefenstette and Thomas G. Bigley                               $249,999.50
Trustees U/A/T dated 12/30/76 for the
Children of William Talbott Hillman

C.G. Grefenstette and Thomas G. Bigley                               $249,999.50
Trustees U/A/T dated 12/30/76 for the
Children of Juliet Lea Hillman Simonds

Howard B. Hillman, Tatnall L. Hillman and                            $375,005.00
Joseph J. Hill, Trustees U/A/T Dora B. Hillman
Dated 8/25/68 F/B/O Howard B. Hillman

Name of Investor                                        Total Amount Invested

- ----------------                                        ------------------------

Howard B. Hillman, Tatnall L. Hillman and                            $375,005.00
Joseph J. Hill, Trustees U/A/T Dora B. Hillman
Dated 8/25/68 F/B/O Tatnall L. Hillman

c/o The Hillman Company
2000 Grant Building
Pittsburgh, PA 15219
Attention: Harry J. Harrison
Phone:  (412) 338-3494
Fax:    (412) 338-3520

Accel V L.P.                                                       $2,014,996.50

Accel Internet/Strategic Technology Fund L.P.                        $270,004.50

Accel Keiretsu V L.P.                                                 $40,003.00

Ellmore C. Patterson Partners                                         $55,002.00

Accel Investors  96 L.P.                                             $119,999.50

c/o Accel Partners
One Palmer Square
Princeton, NJ 08542
Attention: G. Carter Sednaoui
Phone:  (609) 683-4500
Fax:    (609) 683-0384

with a copy to:

Accel Partners
One Embarcadero Center, Suite 3820
San Francisco, CA 94111
Attention: James W. Breyer
Phone:  (415) 989-5656
Fax:    (415) 989-5554

Gibraltar Trust                                                      $750,003.00
c/o Rho Management Company, Inc.
767 Fifth Avenue, 43rd Floor
New York, NY 10153
Attention: Habib Kairouz
Phone:  (212) 751-6677
Fax:    (212) 751-3613

Name of Investor                                           Total Amount Invested
- ----------------                                           ---------------------

KME Venture III, L.P.                                                $150,000.00
c/o KME Management Services, Inc.
1440 Chapin Avenue, Suite 335
Burlingame, CA 94010
Attention: Wahab Al-Qatami
Phone:  (415) 373-4640
Fax:    (415) 373-4641

David A. Duffield Trust Dated 7/14/88                                $119,999.50
c/o PeopleSoft Inc.
4440 Rosewood Drive
Pleasanton, CA 94588
Phone:  (510) 225-3338
Fax:    (510) 227-3685

Margaret L. Taylor                                                    $79,999.00
c/o PeopleSoft Inc.
4440 Rosewood Drive
Pleasanton, CA 94588
Phone:  (510) 225-3249
Fax:    (510) 227-3685


Vincent B. Murphy, Jr.                                                $99,994.50
461 Spook Hollow Road
Far Hills, NJ 07931
Phone:  (609) 951-2219
Fax:    (609) 520-1702


The Hamilton Companies                                                $99,994.50
1560 Broadway, Suite 2200
Denver, CO 80202
Attention: Frederic C. Hamilton
Phone:  (303) 863-301 1
Fax:    (303) 832-2058

Ultima Partners Limited                                               $99,994.50
c/o Captiva Corporation                                               ----------
1700 Lincoln Street, Suite 5000
Denver, CO 80203
Attention: Frederick R. Mayer
Phone:  (303) 832-3131
Fax:    (303) 894-9088

Total                                                              $9,336,665.00
                                                                   -------------

                                      EXHIBIT C
                                      ---------
                             SCHEDULE OF STOCK PURCHASES